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                                                                    EXHIBIT 10.1

                                SONICWALL, INC.
                            1994 STOCK OPTION PLAN

             Adopted December 20, 1994; as amended August 24, 1999

     1.   Purpose.
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          (a)  The purpose of the SonicWALL, Inc. 1994 Stock Option Plan (the
"Plan") is to provide a means whereby selected eligible employees and directors of and consultants to SonicWAll, Inc., a California corporation (the "Company") and its Affiliates, as defined below, may be given an opportunity to purchase common stock of the Company (the "Common Stock"). The terms "Affiliate" or "Affiliates" as used in the Plan shall mean any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and
(f) of the Internal Revenue Code of 1986, as amended (the "Code").

          (b) The Company, by means of the Plan, seeks to retain the services of its current key employees, directors and consultants, and to secure and retain the services of new key employees, corporate directors and consultants necessary for the continued improvement of operations.

     2.   Stock Options. Stock options granted pursuant to the Plan may, at the
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discretion of the Board of Directors of the Company, be granted either as 'an
Incentive Stock Option ("ISO") or as a Nonstatutory Stock Option ("NSO"). An ISO shall mean an option described in Section 422 of the Code. An NSO shall mean an option not described in Sections 422, 422A(b), 423(b) or 424(b) of the Code. An option designated as an NSO will not be treated as an ISO.

     3.   Administration.
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     (a)  Procedure. The Plan shall be administered by the Board of Directors
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(the "Board"). The Board may appoint a committee (the "Committee") consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

     Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.
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     The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b)  Procedure After Registration Date. Notwithstanding subsection (a)
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above, after the date of registration of the Company's Common Stock on a national securities exchange or the date of the first registration statement filed by the Company pursuant to Section 12 of the Securities Exchange Act of 1934, as amended with respect to any class of the Company's equity securities, the Plan shall be administered either by: (i) the full Board; or (ii) a Committee of two (2) or more directors, each of whom is a Non-Employee Director. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of
Section 11 of the Plan, and said regulations.

     4.   Shares Subject to Plan and to Option.
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          (a)  Subject to the provisions of Section 10, below (relating to adjustments upon changes in stock), the stock which may be sold pursuant to options granted under the Plan shall not exceed in the aggregate 1,500,000 shares of the Company's authorized Common Stock and may be unissued shares, reacquired shares, or shares bought on the market for the purpose of issuance under the Plan. If any options granted under the Plan shall for any reason terminate or expire without having been exercised in full, the stock not purchased under such options shall be available again for the purpose of the Plan.

          (b) The option shall by its terms prohibit the exercise of all options in excess of the amount as provided in Section 422A(b)(7) of the Code. Should it be determined that any ISO granted under the Plan inadvertently exceeds such maximum, such ISO grant shall be deemed to be a grant of an NSO to the extent, but only to the extent, of such excess.

     5.   Eligibility. ISOs may be granted only to employees of the Company. No
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ISO may be granted to a person who, at the time of the grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless at the time such option is granted the option price is at least one hundred ten percent (110%) of the fair market value of the stock subject to the option and such option by its terms is not exercisable after five (5) years from the date such ISO is granted. Directors of the Company who are not also employees of the Company shall not be eligible for ISOs, but are eligible for NSOs. Independent contractors shall be eligible for NSOs. Any employee may hold more than one (1) option at any time.

     6.   Terms of Options. Options granted pursuant to the Plan need not be
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identical, but each option shall be granted within ten (10) years from the date the Plan is adopted by the

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Board or approved by the shareholders, whichever is earlier, shall specify the number of shares to which it pertains and shall be subject to the following terms and conditions:

          (a) The purchase price of each option shall be determined by the administrator of the Plan at the time the option is granted, but shall in no event be less than eighty-five percent (85%) in the case of an NSO, or one hundred percent (100%) in the case of an ISO, of the fair market value of the stock subject to the option on the date the option is granted. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise
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reported by the National Association of Securities Dealers Automated Quotation
(NASDAQ) System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.
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          (b)  Except as otherwise set forth in Section 5, above, the term of any ISO shall not be greater than ten (10) years from the date it was granted.

          (c) An option by its terms, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable, during the lifetime of the option holder, only by the individual to whom the option is granted.

          (d) Each option shall become exercisable on an annual basis as to not less than twenty percent (20%) of the total number of shares subject thereto.

          (e) Upon the termination of a participant's employment, his rights to exercise an option then held by him shall be only as follows:

               (i) If a participant's employment is terminated by death or disability, he or his estate, as the case may be, shall have the right for a period of not less than six (6) months following the date of death or disability, or for such longer period as the Board may fix, to exercise the option to the extent the participant was entitled to exercise such option on the-date of his death or disability, or to the extent otherwise specified by the Board, which may so specify, at a time that is subsequent to the date of his death or disability, provided the actual date of exercise is in no event after the expiration of the term of the option. A participant's estate shall mean his legal representative or any person who acquires the right to exercise an option by reason of the participant's death or disability.

               (ii) If a participant's employment is terminated for any reason other than "Death or Disability," he may, within not less than three (3) months following such termination (but in no event later than that date upon which the option expires by reason of the lapse of time), or within such longer period as the Board may fix, exercise the option to the

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extent such option was exercisable by the participant on the date of termination of his employment, or to the extent otherwise specified by the Board, which may so specify at a time that is subsequent to the date of the termination of his employment, provided the date of exercise is in no event after the expiration of the term of the option.

          (f) Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any employee any, right to continue in the employ of the Company (or affiliate) nor limit in any way the right of the Company (or affiliate) to terminate his employment at any time.

          (g) Subject to any required action by the Company's shareholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding option to terminate, unless the surviving corporation in the case of a merger or consolidation assumes outstanding options or replaces them with substitute options having substantially similar terms and conditions.

     7.   Payments and Loans Upon Exercise.
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          (a)  The purchase price of stock sold pursuant to an option shall be paid either in full in cash or by certified check at the time the option is exercised or pursuant to any deferred payment arrangement that the Board in its discretion may approve; provided, however, that any interest to be paid by an optionee in connection with any such deferred payment arrangement shall be charged at the applicable federal rate as defined in Section 1274(d) of the Code.

          (b) The Company may make loans or guarantee loans made by an appropriate financial institution to individual optionees, including officers, on such terms as may be approved by the Board for the purpose of financing the exercise of options granted under the Plan and the payment of any taxes that may be due by reason of such exercise.

          (c) In addition, if and to the extent authorized by the Board, optionees may make all or any portion of any payment due to the Company upon exercise of an option by delivery of any property (including securities of the Company) other than cash, so long as such property constitutes valid consideration for the stock under applicable law.

          (d) Where the Company has or will have a legal obligation to withhold taxes relating to the exercise of any stock option, such option may not be exercised, in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company.

     8.   Use of Proceeds from Stock. Proceeds from the sale of stock pursuant
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to options granted under the Plan shall be used for general corporate purposes.

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     9.   Stock Transfer Restrictions; Repurchase Provisions. Stock issued
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pursuant to the exercise of options granted under the Plan shall be subject to those stock transfer restrictions and repurchase provisions which shall be set forth in a Stock Restriction Agreement, substantially in the form attached hereto as Exhibit A. Each individual shall be required to execute such Agreement prior to receiving his shares.

     10.  Adjustments of and Changes in the Stock. Subject to the rights of the
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Company set forth in Section 6 above, in the event that the shares of Common
Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock of the Company shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Common Stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be.

     Outstanding options shall also be amended as to price and other terms if necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or of any stock or other securities into which such Common Stock of the Company, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 10. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     11.  Amendment of the Plan. The Board may at any time amend, alter,
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suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with applicable laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree required. No amendment or termination of the Plan shall adversely affect options already granted, unless mutually agreed otherwise between the participant and the Board, which agreement must be in writing and signed by the participant and the Company.

     12.  Indemnification of Board (or Committee, if applicable). In addition
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to such other rights of indemnification as they may have as directors or as members of the Committee, the

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members of the Board (or the Committee, if applicable) shall be indemnified by the Company against the reasonable expenses, including attorneys, fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as of which it shall be adjudged in such action, suit or proceeding that such Board (or Committee, if applicable) member is liable for negligence or misconduct in the performance of his duties; provided that within sixty days after institution of any such action, suit or proceeding a Board (or Committee, if applicable) member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     13.  Shareholder Approval. The Plan shall be subject to approval by the
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affirmative vote of the holders of a majority of the outstanding capital stock of the Company entitled to vote within twelve (12) months before or after the Plan is adopted. Any Option granted before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Shares issued upon the exercise of such Options shall not be counted in determining whether such approval is obtained.

     14.  Termination or Suspension of the Plan. The Board at any time may
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suspend or terminate the Plan. The Plan, unless sooner terminated, shall terminate at the end of ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. An option may not be granted under the Plan while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted, which may be obtained in any manner that the Board deems appropriate.

     15.  Listing, Qualification or Approval of Stock. All options granted
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under the Plan are subject to the requirement that if at any time the Board shall determine in its discretion that the listing or qualification of the shares of stock subject thereto on any securities exchange or under any applicable law, or the consent or approval by any governmental regulatory body or the shareholders of the Company, is necessary or desirable as a condition of or in connection with the issuance of shares under the option, the option may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

     16.  Binding Effect of Conditions. The conditions and stipulations
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hereinabove contained or in any option granted pursuant to the Plan shall be and constitute a covenant running with all of the shares of the Company owned by the participant at any time, directly or indirectly whether the same have been issued or not, and those shares of the Company owned by the participant shall not be sold, assigned or transferred by any person save and except in

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accordance with the terms and conditions herein provided, and the participant shall agree to use his best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made, except as provided in the Plan and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefor where the purchaser or assignee has acquired certificates for the stock - represented thereby, except strictly in accordance with the provisions of this Plan.

     17.  Miscellaneous. The use of any masculine pronoun or similar term is
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intended to be without legal significance as to gender.

     18.  Financial Reports.  The Company shall provide financial and other
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information regarding the Company, on an annual or more frequent basis, to each individual holding an outstanding option under the Plan, as required pursuant to
Section 260.140.46.2 of Title 10, California Code of Regulations.